EXHIBIT 10.2

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE dated as of April 21, 2006 (“First Amendment”), amends the Lease Agreement dated November 16, 2000 (“Lease”) between WHATMAN, INC., having an office at 200 Park Avenue, Florham Park, New Jersey 07932 (the successor-by-merger to Schleicher & Schuell Bioscience, Inc., successor-in-interest to Schleicher & Schuell, Inc.) (“Landlord”) and MERRIMACK SERVICES CORPORATION, having an office at 730 Milford Road, Merrimack, New Hampshire 03054 (“Tenant”).

WHEREAS, pursuant to the terms of the Lease, the Lease term expires on May 22, 2006;

WHEREAS, pursuant to the terms of the Lease, the Tenant has two (2) options to extend the Lease for a two-year period each;

WHEREAS, the Tenant has provided the Landlord with written notice of its desire to exercise one of its options to extend the Lease for a two-year period; and

WHEREAS, Landlord and Tenant each wish to enter into this First Amendment to provide for (i) the extension of the term of the Lease, and (ii) the adjusted rent payment for the extended term of the Lease.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth and other good and valuable consideration, the parties agree as follows:

1. Capitalized Terms. Except as otherwise expressly set forth herein, all capitalized terms used herein shall have the meanings set forth in the Lease.

2. Term. The term of the Lease is hereby extended to May 22, 2008.

3. Rent. The rent for the first option term shall be payable in accordance with Paragraph 4(b) of the Lease.

4. Remaining Option. The Landlord and Tenant hereby acknowledge that there remains one (1) two-year option to renew the Lease, which may be exercised by the Tenant in accordance with the terms of the Lease.

5. Entire Amendment. Except as expressly amended hereby, all of the terms, covenants and provisions of the Lease shall remain in full force and effect.

[the next page is the signature page]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

LANDLORD:

WITNESS:		WHATMAN, INC. (the successor-by-merger to Schleicher & Schuell Bioscience, Inc., successor-in-interest to Schleicher & Schuell, Inc.)

/s/ Helen Elizabeth Thomas		By:	/s/ John N. Bonnar
Name:	Helen Elizabeth Thomas	Name:	John N. Bonnar
Title:	Partner	Title:	Chief Operating Officer

TENANT:

WITNESS:		MERRIMACK SERVICES CORPORATION

		By:	/s/ Robert A. Pratt
Name:		Name:	Robert A. Pratt
Title:		Title:	V.P. of Facilities & Site Services